 Exhibit 10.36

AMENDMENT TO PROMISSORY NOTE

AGREEMENT effective as of March 18, 2000, by and between VISMED, INC., d/b/a DICON, a California corporation ("Dicon") and PARADIGM MEDICAL INDUSTRIES, INC., a Delaware corporation ("Paradigm").

WITNESSETH:

        WHEREAS, Dicon and Paradigm have entered into a Promissory Note dated February 18, 2000 (the “Note”);

        WHEREAS, the third paragraph of the Note provides that the principal and accrued interest shall be due and payable on or before March 18, 2000; and

        WHEREAS, Dicon and Paradigm desires to amend the Note to extend the date by which the principal and accrued interest shall be payable from March 18, 2000 to April 18, 2000.

        NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties hereby agree as follows:

1. The third paragraph of the Note is hereby deleted and the following substituted therefore:

Principal and accrued interest shall be due and payable on or before April 18, 2000.

2. Except as hereby amended, the Note shall continue in full force and effect between the parties.

        IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written.

                      VISMED, INC., d/b/a DICON

                      By: Mark R. Miehle
                          Mark  R.  Miehle,   President  and  Chief   Executive
                          Officer

                      PARADIGM MEDICAL INDUSTRIES, INC.

                      By: Thomas F. Motter
                          Thomas  F.  Motter,  President  and  Chief  Executive
                          Officer